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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003


                               PharmaNetics, Inc.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


             0-25133                                      56-2098302
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     (Commission file Number)                      (IRS Employer ID Number)


           9401 Globe Center Drive, Morrisville, North Carolina 27560
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    919-582-2600
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                                       NA
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

        On May 1, 2003, the Registrant issued the press release filed herewith as Exhibit 99.1.


Item 7. Exhibits

        (c)   Exhibits

                 Exhibit No.

                     99.1           Press release issued on May 1, 2003.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHARMANETICS, INC.



Date: May 5, 2003                       /s/ John P. Funkhouser
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                                        John P. Funkhouser
                                        President and Chief Executive Officer